                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1834

                     DECEMBER 14, 1995 (NOVEMBER 30, 1995)
                     -------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                              MICROS SYSTEMS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     MARYLAND                        0-9993                    52-1101488
     -------------------------       ----------------          -------------------
     (STATE OR OTHER JURIS-          (COMMISSION FILE          (IRS EMPLOYER
     DICTION OF INCORPORATION)       NUMBER)                   IDENTIFICATION NO.)

     12000 BALTIMORE AVENUE
     BELTSVILLE, MARYLAND                                      20705-1291
     ----------------------------------------                  ----------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (301) 210-6000
                                                               --------------





TOTAL NUMBER OF PAGES OF THIS REPORT:
                                     -------
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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

        Description of Acquisition. As previously announced on November 30, 1995, a wholly-owned subsidiary of MICROS Systems, Inc. (the subsidiary and MICROS Systems, Inc. individually and collectively referred to herein as "MICROS" or the "Company") has purchased Fidelio Software GmbH of Germany ("Fidelio"), the leading information systems provider for the global hotel industry. MICROS, which had owned 30% of Fidelio, purchased the remaining 70% of stock for approximately $28,800,000, effective December 1, 1995.
The three stockholders from whom MICROS purchased the remaining 70% stock of Fidelio are: Dietmar Mueller, Dietrich von Boetticher and Keith Gruen. MICROS was able to fund the cost of the acquisition through a combination of internally generated cash reserves and a line of credit currently in effect with NationsBank, N.A. The foregoing description is qualified in its entirety by reference to the Purchase and Transfer Agreement dated November 30, 1995, and the Agreement dated May 12, 1993, which are filed hereto as Exhibit 2.1 and 2.2, respectively.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired. The Company is unable at the present time to include herein the financial statements required by Rule 3-05(b) of Regulation S-X under the Securities Act of 1933, as amended. In accordance with Item 7 of Form 8-K, these Financial Statements will be filed as soon as practicable but in no event later than February 13, 1996.

         (b) Pro Forma Financial Information. The Company is unable at the present time to include herein the pro forma financial information required by Article 11 of Regulation S-X. In accordance with Item 7 of Form 8-K, the pro forma financial information will be filed as soon as practicable but in no event later than February 13, 1996.

         (c)     Exhibits.

                 2.1   Purchase and Transfer Agreement dated November 30, 1995.

                 2.2   Agreement dated May 12, 1993.

                 99.1  Financial Statements of Acquired Business.*

                 99.2  Pro Forma Financial Information.*

                 99.3  Press Release of Registrant dated November 30, 1995.

      ---------------
                 *To be filed by amendment on or before February 13, 1996.
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                                   SIGNATURE

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS CURRENT REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                   MICROS SYSTEMS, INC.
                                   --------------------
                                   (REGISTRANT)


                                   BY: /s/ RONALD J. KOLSON
                                       --------------------------
                                       RONALD J. KOLSON
                                       EXECUTIVE VICE PRESIDENT/
                                       CHIEF OPERATING OFFICER



DATE: DECEMBER 14, 1995